UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2011

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

305 College Rd East
Princeton, N.J. 08540
(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 452-9813

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Advaxis, Inc. (the “Company”) held on September 27, 2011, the Company’s stockholders approved the Company’s 2011 Omnibus Incentive Plan (the “Omnibus Plan”) and the Company’s 2011 Employee Stock Purchase Plan (the “ESPP”). Both the Omnibus Plan and the ESPP were previously adopted by the Company’s Board of Directors on August 22, 2011.

The Omnibus Plan permits the award of options, stock appreciation rights, restricted stock awards, restricted stock unit awards, shares granted as a bonus or in lieu of another awards, dividend equivalents, other stock-based awards or performance awards, together with any other rights or interests, granted to a participant under the Omnibus Plan.  Awards may be granted under the Omnibus Plan to officers, directors, employees, consultants and other persons who provide services to the Company or any related entity on a full-time basis. A total of 20,000,000 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), are reserved and available for issuance under the Omnibus Plan, subject to adjustment as provided in the Omnibus Plan for stock splits, stock dividends, recapitalizations, and other similar events. The foregoing limit shall not be decreased by the number of shares of Common Stock with respect to awards previously granted under the Omnibus Plan that are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares, and the number of shares that are tendered (either actually or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements. The Omnibus Plan will terminate at the earliest of (a) such time as no shares of Common Stock remain available for issuance under the Omnibus Plan, (b) termination of the Omnibus Plan by the Board of Directors, or (c) the tenth anniversary of the effective date of the Omnibus Plan.

The ESPP provides a means by which eligible employees of the Company and its designated subsidiaries may be given an opportunity to purchase shares of Common Stock at a discount using payroll deductions. The ESPP authorizes the issuance of up to 5,000,000 shares of Common Stock, subject to adjustment as provided in the ESPP for stock splits, stock dividends, recapitalizations and other similar events.  The number of authorized shares under the ESPP will be increased each year by the lowest of (i) 500,000 shares, (ii) one percent of all shares outstanding at the end of the previous year, or (iii) an amount determined by the Company’s Board of Directors.  The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended.  The Company’s Board of Directors designated its Compensation Committee to serve as the ESPP administrator.  Under the ESPP, unless the Compensation Committee determines higher percentages, the Company will initially sell shares to participants at a price equal to the lesser of (i) 85% of the fair market value of a share on the first day of the offering period or (ii) 85% of the fair market value on the exercise date. Offering periods are 24 months long and the exercise dates occur or the last trading day ending on or before each January 31, April 30, July 31 and October 31 during the offering period.  Persons eligible to participate in the ESPP generally include employees of the Company and its designated subsidiaries who are customarily employed by the Company or its designated subsidiaries for more than 20 hours per week, who have been employed for at least six months prior to enrolling in the ESPP, and who, immediately upon purchasing shares under the ESPP, would own directly or indirectly, an aggregate of less than 5% of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any subsidiary.  The ESPP will terminate at the earliest of (a) the last exercise date before the tenth anniversary of the effective date, (b) on the exercise date that participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the ESPP, or (c) such date as is determined by the Company’s Board of Directors in its discretion.

Additional information regarding the Omnibus Plan and the ESPP are summarized under the headings “Proposal 2 – Ratification and Approval of our 2011 Omnibus Incentive Plan” and “Proposal 3 – Ratification and Approval of our 2011 Employee Stock Purchase Plan,” respectively, in the Company’s Definitive Proxy Statement on Schedule 14A in connection with the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on August 29, 2011, and is incorporated herein by reference. The summaries of the Omnibus Plan and the ESPP set forth in the Proxy Statement and the descriptions of the Omnibus Plan and the ESPP set forth in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the Omnibus Plan and the ESPP, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on September 27, 2011. The following matters, all of which were set forth in Proxy Statement, were voted on at the Annual Meeting. The final results of such voting are as indicated below.

1.
Election of the five nominees listed below to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

Nominee	For	Against	Withheld	Broker Non-Votes

Thomas A. Moore	34,973,649	N/A	878,275	129,052,854

James Patton, MD	35,714,774	N/A	137,150	129,052,854

Roni A. Appel	35,714,774	N/A	137,150	129,052,854

Thomas McKearn, MD, Ph.D.	35,715,774	N/A	136,150	129,052,854

Richard Berman	35,658,929	N/A	192,995	129,052,854

2.	Ratification and approval of the Company’s 2011 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes

34,102,056	1,522,445	227,423	129,052,854

3.	Ratification and approval of the Company’s 2011 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes

34,552,536	1,095,715	203,673	129,052,854

4.	Ratification of the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2011.

For	Against	Abstain	Broker Non-Votes

163,145,668	64,484	1,694,626	0

On the basis of the above votes, (i) all nominees listed above were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their respective successors have been elected and qualified; (ii) the proposal to ratify and approve the Omnibus Plan was approved; (iii) the proposal to ratify and approve the ESPP was approved; and (iv) the proposal to ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2011 was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Advaxis, Inc. 2011 Omnibus Incentive Plan. Incorporated by reference to Annex A to DEF 14A Proxy Statement filed with the SEC on August 29, 2011.

10.2	Advaxis, Inc. 2011 Employee Stock Purchase Plan. Incorporated by reference to Annex B to DEF 14A Proxy Statement filed with the SEC on August 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2011	Advaxis, Inc.

	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Advaxis, Inc. 2011 Omnibus Incentive Plan. Incorporated by reference to Annex A to DEF 14A Proxy Statement filed with the SEC on August 29, 2011.

10.2	Advaxis, Inc. 2011 Employee Stock Purchase Plan. Incorporated by reference to Annex B to DEF 14A Proxy Statement filed with the SEC on August 29, 2011.